LASALLE RE HOLDINGS LIMITED
                              25 Church Street
                          Hamilton HM 12, Bermuda


                           ANNUAL GENERAL MEETING
                               TO BE HELD ON
                             February 17, 2000


To the Shareholders of LaSalle Re Limited:

         The enclosed amended proxy card replaces the proxy card that was mailed to you on January 14, 2000 with the Notice of Annual General Meeting dated January 14, 2000 (the "Notice") and the accompanying Proxy Statement dated January 14, 2000 (the "Proxy Statement") of LaSalle Re Holdings Limited (the "Company") furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the Annual General Meeting of the Company to be held at the offices of Conyers Dill & Pearman, Fourth Floor Board Room, Clarendon House, Church Street, Hamilton, Bermuda, on February 17, 2000 at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purposes set forth in the Notice, and to transact such other business as may properly come before the Annual General Meeting.

         Although the Notice and Proxy Statement announced that the Board of Directors of the Company had nominated Robert V. Deutsch for the position of Director, and also included complete information about Mr. Deutsch, the proxy card that was mailed to you on January 14, 2000 with the Notice and Proxy Statement inadvertently omitted the name of Mr. Deutsch from the list of director nominees shown on the card.

         PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED AMENDED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

         IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE PROXY STATEMENT. IF YOU HAVE ALREADY MAILED THE PROXY THAT YOU RECEIVED WITH THE PROXY STATEMENT AND RETURN THE ACCOMPANYING AMENDED PROXY, THE AMENDED PROXY WILL AUTOMATICALLY SUPERSEDE THE PRIOR PROXY. IF YOU HAVE MAILED THE PRIOR PROXY AND DO NOT RETURN THE AMENDED PROXY, YOUR PRIOR PROXY CANNOT BE VOTED FOR THE ELECTION OF ROBERT
V. DEUTSCH AS A DIRECTOR OF THE COMPANY.

         FOR INFORMATION CONCERNING THE CANDIDATES WHO HAVE BEEN NOMINATED AS DIRECTORS, THE USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          Guy D. Hengesbaugh
                                          Chief Executive Officer and President

January 24, 2000

         PLEASE VOTE, DATE AND SIGN THE ENCLOSED AMENDED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY

                               AMENDED PROXY

                        LASALLE RE HOLDINGS LIMITED

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Clare E. Moran, Lisa J. Marshall and Dawna L. Ferguson, or any of them, proxies with full power of substitution and each of them is hereby authorized to represent the undersigned and to vote all shares of the Company held by the undersigned at the Annual General Meeting of shareholders, to be held at the 4th Floor Boardroom at the offices of Conyers Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda on February 17, 2000 at 9:00 a.m. local time, or at any adjournment or postponement thereof, on the matters set forth below in accordance with any directions given by the undersigned and, in their discretion, on all other matters that may properly come before the Annual General Meeting.

(1)      TO ELECT DIRECTORS:
         Victor H. Blake                    (to hold office until 2003)
         Lester Pollack                     (to hold office until 2003)
         Guy D. Hengesbaugh                 (to hold office until 2003)
         Robert V. Deutsch                  (to hold office until 2003)
         Michael A. Conway                  (to hold office until 2002)

(2) TO APPOINT Deloitte & Touche as the Company's independent auditors for 2000, to ratify and confirm the interim appointment of Deloitte & Touche as the Company's independent auditors for 1999 and to authorize the Board of Directors to set the fees for the independent auditors.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                                                SEE REVERSE
                                                                   SIDE

[X]      Please mark your votes as in this example.                     6820
                                                                        ----

         This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.
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      The Board of Directors recommends a vote FOR proposals 1 and 2.
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1. Election of Directors. (see reverse)

                  FOR               WITHHELD
                  [_]                 [_]

For, except vote withheld from the following nominee(s):

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2. TO APPOINT Deloitte & Touche as the Company's independent auditors for
2000, to ratify and confirm the interim appointment of Deloitte & Touche as the Company's independent auditors for 1999 and to authorize the Board of Directors to set the fees for the independent auditors.

                  FOR               AGAINST                   ABSTAIN
                  [_]                 [_]                       [_]
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                                         Please sign below exactly as name(s)
                                         appears hereon. Joint owners should
                                         each sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         or guardian, please give full title
                                         as such.


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                                         SIGNATURE(S)               DATE


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                                         SIGNATURE(S)               DATE
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